UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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MARRIOTT VACATIONS WORLDWIDE CORPORATION 6649 WESTWOOD BOULEVARD
ORLANDO, FL 32821
D37239-P51890
Your Vote Counts!
MARRIOTT VACATIONS WORLDWIDE CORPORATION
2021 Annual Meeting May 14, 2021 9:00 AM ET
Vote by May 13, 2021 11:59 PM ET
You invested in MARRIOTT VACATIONS WORLDWIDE CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2021.
Get informed before you vote—How to Access the Proxy Materials
View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or e-mail copy of the proxy materials by requesting prior to April 30, 2021. If you would like to view the materials online, have the control number that is printed in the box below and visit: www.ProxyVote.com. If you would like to request a paper or e-mail copy of the proxy materials for this or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is NO charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com* Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting
May 14, 2021
9:00 a.m., Eastern Time
Virtually at: www.virtualshareholdermeeting.com/VAC2021 The company will be hosting the meeting live via the Internet this year. To attend the meeting go to www. virtualshareholdermeeting.com/VAC2021. Have the control number that is printed above available and follow the instructions.
*You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
are This    available is an overview to you of on the the more Internet. complete You may proxy view materials the proxy that copy. materials We online encourage at www. you to proxyvote. access and com review or easily all of request the important a paper information contained in the proxy materials before voting.
HOW TO VOTE
Vote By Internet—Before The Meeting—Go to www.proxyvote.com—During the Meeting—Go to www.virtualshareholdermeeting.com/VAC2021
Vote By Mail—Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Voting Items Board Recommends
1. Election of Directors
Nominees:
01) Lizanne Galbreath For 02) Melquiades R. Martinez 03) Stephen R. Quazzo 04) Stephen P. Weisz
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm For for its 2021 fiscal year.
3. Advisory vote to approve named executive officer compensation. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D37240-P51890